FIRST AMENDMENT TO
                            ASSET PURCHASE AGREEMENT

     FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT dated as of June 30, 2000 (this "Amendment") among Artisoft, Inc., a Delaware corporation, ("Artisoft"), Triton Technologies, Inc., a Delaware corporation ("Triton"; Triton and Artisoft are referred to individually herein as a "Seller" and collectively as the "Sellers"), Spartacom Technologies, Inc., a Delaware corporation ("Purchaser") and SpartaCom Inc., a Georgia corporation ("SpartaCom").

                                   WITNESSETH

     WHEREAS, the parties have entered into that certain Asset Purchase Agreement dated as of June 2, 2000 (the "Asset Purchase Agreement"); and

     WHEREAS, the parties desire to amend the Asset Purchase Agreement.

     NOW, THEREFORE, the parties agree as follows:

1. RECITALS. The foregoing recitals are true and are made part of this Amendment.

2. DEFINITIONS. Unless otherwise defined in this Amendment, each term used herein which is defined in the Asset Purchase Agreement shall have the meaning assigned to it in the Asset Purchase Agreement.

3. AMENDMENT TO THE ASSET PURCHASE AGREEMENT. Section 1.04 of the Asset Purchase Agreement is hereby amended by (x) deleting the word "and" at the end of clause
(l) thereof, (y) changing the period at the end of clause (m) thereof to a semi-colon and (z) adding the following new clause (n) at the end thereof:

     "(n) any and all liabilities and obligations related to that portion of the Distribution Agreement (as defined in the Partial Assignment (as defined below)) which has not been assigned to Purchaser pursuant to the Partial Assignment. "Partial Assignment" shall mean that Partial Assignment, Assumption and Modification Agreement dated as of June 29, 2000 among Purchaser, Artisoft and Tech Data Management, Inc."

4. SECTION HEADINGS. The Section headings in this Amendment are for convenience of reference only and are not a part of this Amendment.

5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any choice of law doctrine (whether of the State of Delaware or of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
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6. EFFECT OF AGREEMENT.  Except as amended by this Amendment,  all of the terms, conditions, provisions and covenants of the Asset Purchase Agreement shall remain and continue in full force and effect and are hereby ratified, repeated and confirmed in all respects.

7. ENTIRE AGREEMENT. The Asset Purchase Agreement, as amended by this Amendment, constitutes the entire agreement and understanding among the parties and supersedes any and all prior agreements and understandings relating to the subject matter hereof.

8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall not be effective and binding upon the parties until signed by all of them.

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     IN WITNESS  WHEREOF,  the parties  have caused  this  Amendment  to be duly executed, each by its due authorized representative, as of the date first above written.


                                        ARTISOFT, INC.


                                        By: /s/ Michael P. Downey
                                           -------------------------------------
                                        Title: Chairman of the Board Acting CEO

                                        TRITON TECHNOLOGIES, INC.


                                        By: /s/ Michael P. Downey
                                           -------------------------------------
                                        Title: Chairman of the Board Acting CEO


                                        SPARTACOM TECHNOLOGIES, INC.


                                        By: /s/ Dominique Le Roux
                                           -------------------------------------
                                        Title: President


                                        SPARTACOM INC.


                                        By: /s/ Dominique Le Roux
                                           -------------------------------------
                                           Title: President & CEO

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